As filed with the Securities and Exchange Commission
                      on November 27, 1996.
====================================================================

                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                       -------------------

                          SCHEDULE 13E-3
                 RULE 13E-3 TRANSACTION STATEMENT
(PURSUANT TO SECTION 13(e) OF THE SECURITIES EXCHANGE ACT OF 1934)
                         (Amendment No. 4)

                        Loctite Corporation
                       (Name of the Issuer)
                        HC Investments, Inc.
                            Henkel KGaA
               (Name of Persons Filing Statement)

                  -----------------------------

              COMMON STOCK, PAR VALUE $0.01 PER SHARE
         (Including Any Associated Stock Purchase Rights)
                  (Title of Class of Securities)

                            540137 10 6
               (CUSIP Number of Class of Securities)

                       -------------------

                          Dr. Karl Gruter
                            Henkel KGaA
                         Henkelstrasse 67
                        D-40191 Dusseldorf
                              Germany
                          49-211-797-2137
           (Name, Address and Telephone Number of Person
   Authorized to Receive Notices and Communications on Behalf
                  of Persons Filing Statement)

                       -------------------

                          With a copy to:
                      William A. Groll, Esq.
                Cleary, Gottlieb, Steen & Hamilton
                         One Liberty Plaza
                     New York, New York 10006
                          (212) 225-2000

    This statement is filed in connection with (check the appropriate box):

    a. ( ) The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e-3(c) under the Securities Exchange Act of 1934.
    b. ( ) The filing of a registration statement under the Securities Act of 1933.
    c. (x) A tender offer.
    d. ( ) None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies. ( )

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     HC Investments, Inc. and Henkel KGaA hereby amend and supple-ment their Rule 13E-3 Transaction Statement on Schedule 13E-3 (the "Statement") originally filed on November 6, 1996, with respect to the offer to purchase all outstanding shares of common stock, par value $0.01 per share of Loctite Corporation, a Delaware corporation, including the associated common stock purchase rights issued pursuant to the Rights Agreement, dated as of April 14, 1994, between the Company and The First National Bank of Boston, as Rights Agent, and all benefits that may inure to holders thereof, for a purchase price of $57.75 per share, net to the seller in cash, without interest thereon, as set forth in this Amendment No. 4. Capitalized terms not defined herein have the meanings assigned thereto in the Statement.

     The following cross reference sheet is being supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location in the Schedule 14D-1 originally filed by HC Investments, Inc. and Henkel KGaA with the Securities and Exchange Commission on November 6, 1996 (as amended the "Schedule 14D-1") of the information required to be included in response to the items of this Statement. The information set forth in the
Schedule 14D-1, including all exhibits thereto, is hereby expressly incorporated herein by reference as set forth in the Cross Reference Sheet and in the responses to each item of this
Schedule 13E-3, and such responses are qualified in their entirety by the provisions of the Schedule 14D-1.

                     Cross-Reference Sheet to
                          Schedule 14D-1

Item and Caption of Schedule 13E-3                  Item of Schedule 14D-1
----------------------------------                  ----------------------

   3.  Past Contacts, Transactions or Negotiations.         3

  17.  Material to be Filed as Exhibits.                   11

ITEM 3. PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

Item 3(b) of the Statement is hereby amended and supplemented by adding thereto the following:

      On November 27, 1996, Parent issued a press release stating that the Company met with Purchaser and Parent on November 26, 1996 and made presentations about the Company. The November 27 press release also stated that the Company had agreed to provide Purchaser and Parent with access to certain information, including projections, regarding the Company that had been gathered or prepared by the Company for the purpose of its being provided to potential acquirors of the Company. A copy of the November 27 press release is included as exhibit (g)(6) hereto and the information contained therein is incorporated herein by reference.


ITEM 17. MATERIAL TO BE FILED AS EXHIBITS.

Item 17 of the Statement is hereby amended to add the following exhibit:

(g)(6) Press Release dated November 27, 1996 (previously filed as exhibit (g)(6) to the Schedule 14D-1 and incorporated herein by reference).

                             SIGNATURE


      After due inquiry and to the best of its knowledge and belief, each of the undersigned certifies that the information set forth in this Statement is true, complete and correct.


Dated: November 27, 1996

                             HC INVESTMENTS, INC.



                             by   /s/ Karl Gruter
                               ------------------------------
                               Name: Karl Gruter
                               Title: Chairman of the Board
                                      of Directors



                             HENKEL KGaA



                             by   /s/ Karl Gruter
                               ------------------------------
                               Name: Karl Gruter
                               Title: General Counsel

                           EXHIBIT INDEX

EXHIBIT
NUMBER         EXHIBIT NAME

   (g)(6) Press Release dated November 27, 1996 (previously filed as exhibit (g)(6) to the Schedule 14D-1 and incorporated herein by reference).